Exhibit 32


                        CERTIFICATION OF PERIODIC REPORT


I, Thomas Glover, Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2006 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 16, 2006

                                      /s/ Thomas Glover
                                      -----------------------
                                      Thomas Glover
                                      Chief Executive Officer




I, Tricia Efstathiou, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2006 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 16, 2006

                                       /s/ Tricia Efstathiou
                                       -----------------------
                                       Tricia Efstathiou
                                       Chief Financial Officer